Conformed Copy


                            UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                              FORM 8K

                           CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

                        June 29, 1999
     -------------------------------------------------------------
        Date of Report (Date of earliest event reported)


                        NEW PARADIGM SOFTWARE CORP.
     -------------------------------------------------------------
         (Exact name of registrant as specified in its charter)

       New York                        0-26336         13-3725764
     -------------------------------------------------------------
 (State or other jurisdiction  (Commission              (IRS Employer
        of incorporation)       File Number)         Identification No.)

    630 Third Avenue, New York, New York                    10017
     -------------------------------------------------------------
  (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code	(212)-557-0933
                                                   -----------------------

                INFORMATION TO BE INCLUDED IN THE REPORT


Item 4.         Change in Registrant's Certifying Accountants
----------      ---------------------------------------------

The registrant has dismissed its former principal accountants, BDO Seidman, LLP of New York, New York, as its principal accountants. The change was made effective June 29, 1999.

During the two most recent fiscal years of the registrant and each subsequent interim period preceding March 31, 1999, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused them to make reference in connection with their audit report to the subject matter of the disagreements.

The report of the former principal accountants on the financial statements of the registrant for the year ended March 31, 1998 contained (i) an explaratory paragraph discussing conditions that raise substantial doubt about the Company's ability to continue as a going concern and (ii) a qualification relating to uncertainty as to the ultimate settlement of a liability.

The decision to change accountants was approved by the Board of Directors of the registrant.

SIGNATURE
------------------



	Pursuant to the requirements of the Securities Exchange
Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      NEW PARADIGM SOFTWARE CORP.
                                   ------------------------------
                                            (Registrant)


                                        By  /s/  Mark Blundell
                                        -------------------------
                                          Mark Blundell
                                          President and
                                          Chief Executive Officer

Date:   June 29, 1999

EXHIBIT INDEX



                                                         Sequentially
Exhibit                                                  Numbered Page
---------                                                -------------

   16           Letter re Change in Certifying Accountant      4

Exhibit 20


June 29, 1999

Secvurities  Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have been furnished with a copy of the reponse to Item 4 of Form 8-K for the event that occurred on June 29, 1999, to be filed by our former client, New Paradigm Software Corp. We agree with the statements made in response to that Item insofar as they relate to our Firm.

Very truly yours,



BDO Seidman, LLP